UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2006

ATLAS AMERICA, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-32169	51-0404430
(State of other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

311 Rouser Road, Moon Township, PA 15108
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 412-262-2830

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement

On October 6, 2006, Atlas America, Inc. (“Atlas”) entered into an amendment to its $200.0 million revolving credit facility with a syndicate of banks and administered by Wachovia Bank, National Association. The amendment changes the borrowing base re-determination dates to conform to Atlas' recent change of its fiscal year and modifies the covenant with respect to hedging arrangements to permit Atlas to hedge up to 85% of proved reserves.

Item 9.01. Financial Statements and Exhibits

Exhibit 10.1: Consent, Limited Waiver, and First Amendment to Amended and Restated Credit Agreement, dated as of October 6, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS AMERICA, INC.

By: /s/ Matthew A. Jones
Name: Matthew A. Jones
Title: Chief Financial Officer
Date: October 12, 2006